UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 12, 2003

STIFEL FINANCIAL CORP.
(Exact Name of Registrant as specified in its Charter)

Delaware (State of Incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (314) 342-2000

___________________________ N/A_______________________________
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

The following exhibit is furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition," is not to be considered "filed" under the Securities Exchange Act of 1934, as amended, ("Exchange Act") and shall not be incorporated by reference into any filing by Stifel Financial Corp. under the Securities Act of 1933, as amended, ("Securities Act") or the Exchange Act.

Exhibit 99.1:  Unaudited Earnings Summaries for the three months ended March 31, 2003 and supplemental quarterly information.

Items 12. Disclosure of Results of Operations and Financial Condition

(furnished under Item 9 in accordance with interim guidance provided by the United States Securities and Exchange Commission)

(a) Exhibit 99.1 consists of a copy of the press release issued May 12, 2003 reporting results for the quarter ended March 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.
Date: May 12, 2003	By: /s/ James M. Zemlyak Name: James M. Zemlyak Title: Chief Financial Officer